Registration No. 333-
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


                    Delaware                                   38-0549190
(State or other jurisdiction of incorporation               (I.R.S. Employee
               or organization)                             Identification No.)

             The American Road
             Dearborn, Michigan                          48121-1899
  (Address of principal executive offices)               (Zip Code)


                    FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)
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                                          CALCULATION OF REGISTRATION FEE

                                                      Proposed maximum        Proposed maximum
        Title of                                     offering price per      aggregate offering
    securities to be           Amount to be             obligation**               price**          Amount of registration
       registered               registered*                                                                   fee
------------------------- ------------------------ ----------------------- ------------------------ ========================
Common Stock,                   10,573,000
$1.00 par value                   shares                  $43.4375             $459,264,687.50            $135,483.09
------------------------- ------------------------ ----------------------- ------------------------ ========================
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    *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Fidelity
Management Trust Company, as trustee under the Master Trust established as of
September 30, 1995, as amended, and as trustee under the Plan, during 1998 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the when issued market price of Common Stock of the Company on April 1, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

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                                        -2-


                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ----------------------

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-47445, 333-27993,
33-64605, 33-61107, 33-58255, 33-54737, 33-54283, 33-50238, 33-36043, 33-19036
and 2-95018 are incorporated herein by reference.
                              --------------------

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Exhibit 4.A  -      Ford Motor Company Tax-Efficient Savings Plan for Hourly
                    Employees. Filed as Exhibit 4.A to Registration Statement
                    No. 33-64605 and incorporated herein by reference.

Exhibit 4.B  -      Copy of Amendment effective as of March 2, 1998 to the
                    Tax-Efficient Savings Plan for Hourly Employees.  Filed as
                    Exhibit 4.B to Registration Statement No. 333-47445 and
                    incorporated herein by reference.

Exhibit 4.C  -      Copy of Master Trust Agreement dated as of September 30,
                    1995 between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.B to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.E to
                    Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.E  -      Copy of Group Annuity Contract effective January 1, 1995
                    between John Hancock Mutual Life Insurance Company and
                    Comerica Bank, as Trustee. Filed as Exhibit 4.C to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Peter Sherry, Jr., an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with
                    this Registration Statement.

Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration
                    Statement No. 33-58255 and incorporated herein by reference.

Exhibit 23   -      Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.
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                                   -3-

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-49545 and
                    incorporated herein by reference.

Exhibit 24.B -      Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-49545 and
                    incorporated herein by reference.





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                                        -4-

                                   SIGNATURES


    The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 7th day of April, 1998.



                                         FORD MOTOR COMPANY TAX-EFFICIENT
                                         SAVINGS PLAN FOR HOURLY EMPLOYEES


                                         By:  /s/Glen Anderson
                                            ------------------------------------
                                            Glen Anderson, Chairman
                                            Tax-Efficient Savings Plan
                                            for Hourly Employees Committee



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                                   -5-


    The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 7th day of April, 1998.


                                           FORD MOTOR COMPANY

                                           By:  Alex Trotman*
                                              ------------------------------
                                              (Alex Trotman)
                                              Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


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Signature                              Title                                      Date
---------                              -----                                      ----
                             Director and Chairman of the
                             Board of Directors, President
                             and Chief Executive Officer
Alex Trotman*                (principal executive officer)                      April 7, 1998
------------------------
(Alex Trotman)



Michael D. Dingman*          Director                                           April 7, 1998
------------------------
(Michael D. Dingman)


                             Director, Vice President-Ford
                             and President and Chief
                             Operating Officer,
Edsel B. Ford II*            Ford Motor Credit Company                          April 7, 1998
------------------------
(Edsel B. Ford II)



William Clay Ford*            Director                                          April 7, 1998
------------------------
(William Clay Ford)


                              Director and Chairman                             April 7, 1998
William Clay Ford, Jr.*       of the Finance Committee
------------------------
(William Clay Ford, Jr.)


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                                        -6-

Signature                              Title                                      Date
---------                              -----                                      ----

Irvine O. Hockaday, Jr.*     Director                                           April 7, 1998
-------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*          Director                                           April 7, 1998
-------------------------
(Marie-Josee Kravis)



Ellen R. Marram*             Director                                           April 7, 1998
-------------------------
(Ellen R. Marram)



Homer A. Neal*               Director                                           April 7, 1998
-------------------------
(Homer A. Neal)



Carl E. Reichardt*           Director                                           April 7, 1998
-------------------------
(Carl E. Reichardt)



John L. Thornton*            Director                                           April 7, 1998
-------------------------
(John L. Thornton)


                             Executive Vice President
                             and Chief Financial Officer
John M. Devine*              (principal financial officer)                      April 7, 1998
-------------------------
(John M. Devine)


                             Corporate Controller
William J. Cosgrove*         (principal accounting officer)                     April 7, 1998
-------------------------
(William J. Cosgrove)



*By:/s/K. S. Lamping
    ---------------------
    (K. S. Lamping,
     Attorney-in-Fact)

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                                        -7-



                                  EXHIBIT INDEX

                                                               Sequential Page
                                                               at which Found
                                                               (or Incorporated
                                                               by Reference)
                                                               -----------------

Exhibit 4.A  - Ford Motor Company Tax-Efficient Savings Plan
               for Hourly Employees. Filed as Exhibit 4.A to
               Registration Statement No. 33-64605 and
               incorporated herein by reference.

Exhibit 4.B  - Copy of Amendment effective as of March 2, 1998 to the Tax-Efficient Savings Plan for Hourly
               Employees. Filed as Exhibit 4.B to Registration Statement No. 333-47445 and incorporated herein by reference.

Exhibit 4.C  - Copy of Master Trust Agreement dated as of
               September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.D  - Copy of Amendment dated October 25, 1997 to
               Master Trust Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.E  - Copy of Group Annuity Contract effective January 1,
               1995 between John Hancock Mutual Life Insurance Company and Comerica Bank, as Trustee. Filed as
               Exhibit 4.C to Registration Statement No.
               33-64605 and incorporated herein by reference.

Exhibit 5.A  - Opinion of Peter Sherry, Jr., an Assistant
               Secretary and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration
               Statement.

Exhibit 5.B  - Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to Registration Statement No. 33-58255 and incorporated herein by reference.

Exhibit 23  -  Consent of Independent Certified Public Accountants.
               Filed with this Registration Statement.

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                                        -8-


Exhibit 24.A - Powers of Attorney authorizing signature. Filed as
               Exhibit 24.A to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.B - Certified resolutions of Board of Directors
               authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration
               Statement No. 333-49545 and incorporated herein by reference.

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